UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22628

Permal Hedge Strategies Fund
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2013

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2013

Annual Report

Permal Hedge Strategies Fund

  INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

FOR ACCREDITED INVESTORS ONLY

II	Permal Hedge Strategies Fund

Fund objective

The Fund’s investment objective is to seek long term capital appreciation while attempting to reduce risk and volatility.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund overview	1

Schedule of investments	8

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Statement of cash flows	13

Financial highlights	14

Notes to financial statements	16

Report of independent registered public accounting firm	29

Additional information	31

Other shareholder communications regarding accounting matters	38

Dividend reinvestment plan	39

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Permal Hedge Strategies Fund for the twelve-month reporting period ended March 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

At its May 2013 meeting, the Board authorized and approved the conversion of the Fund into a feeder fund within a newly-formed master/feeder structure, and other related matters. The new master/feeder structure splits the current Fund into a two-tier fund structure consisting of one or more “feeder” funds that invest substantially all of their investable assets in a corresponding “master” fund with the same investment objective, strategies and policies as the feeder funds. The initial investment and conversion to the master/feeder structure will be accomplished by the transfer of substantially all of the Fund’s investment assets to a new master fund, to be called “Permal Hedge Strategies Portfolio” (the “Master Fund”), in exchange for interests in the Master Fund.

The Board also approved the renaming of the Fund to “Permal Hedge Strategies Fund I” and the organization of a new feeder fund. The existing Fund currently has two outstanding share classes: Broker Class and Advisor Class. With regard to the existing Broker Class, the Board approved renaming the class as “Service Shares” and amending its current pricing structure – eliminating the 3.0% maximum front-end sales charge and reducing the 12b-1 fee to a 0.25% shareholder servicing fee. As to the existing Advisor Class, the Board approved renaming the class as “Institutional Shares”.

It is expected that the conversion to a master/feeder structure and the other related changes will take place on or about June 3, 2013, subject to regulatory approval.

Permal Hedge Strategies Fund	III

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 30.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.permalhsf.com. Here you can gain immediate access to market and investment information, including:

•             Fund prices and performance

•             Market insights and commentaries from our portfolio managers, and

•             A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 17, 2013

IV	Permal Hedge Strategies Fund

Investment commentary

Economic review

The U.S. economy expanded over the twelve months ended March 31, 2013, but it did so in fits and starts. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was a tepid 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.2%. Unemployment then generally declined and was 7.8% in September 2012. The unemployment rate then fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded over the next four months, with the PMI at 51.3 in March 2013.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World

Permal Hedge Strategies Fund	V

Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% in July 2012, a record low. In September the ECB introduced its Outright Monetary Transactions program (“OMT”). With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its

VI	Permal Hedge Strategies Fund

Investment commentary (cont’d)

target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Permal Hedge Strategies Fund 2013 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. Permal Hedge Strategies Fund seeks long-term capital appreciation, while attempting to reduce overall risk and volatility. The Fund employs a “fund- of-hedge funds” approach that provides a means for investors to participate in private investment vehicles typically referred to as hedge funds (Portfolio Funds) that are managed by a number of third-party investment managers. The Fund invests primarily in Portfolio Funds by providing a single portfolio of interests in underlying Portfolio Funds, which offer access to a broad range of investment strategies with a global fixed-income focus. The types of strategies the Fund invests in include:

•  Global fixed-income strategies, such as developed markets fixed-income, emerging markets fixed-income, and fixed-income hedge;

•  Global event-driven strategies, such as risk arbitrage, distressed debt, special situations, and activists;

•  Global macro strategies, such as discretionary, systematic, and natural resources;

•  To a lesser extent, equity long/short strategies.

The Fund invests in Portfolio Funds that employ a variety of investment strategies. The Fund employs a dynamic asset allocation process that shifts capital between credit- and non-credit strategies based on the investment subadviser’s, Permal Asset Management LLC (“Permal”), view on the credit markets. The Fund seeks to produce investment returns that have lower risk than traditional long-only investments and over time produce above-market returns. The combination of various Portfolio Funds that utilize alternative investment strategies, and that are typically less correlated to the market than traditional long-only funds, is expected to produce a portfolio that is less volatile than the general market and less correlated to such market than traditional long-only funds investing in the same market. There is no guarantee this objective will be met.

Permal provides day-to-day portfolio management with respect to the Fund’s assets. Portfolio construction reflects both a top-down and bottom-up approach. The bottom-up process includes idea generation, due diligence and portfolio monitoring with respect to portfolio managers and Portfolio Funds. While portfolio manager selection is primarily a bottom-up approach, Permal establishes a top-down macroeconomic view that forms the basis for setting target allocations for each major strategy and region. The individuals at Permal that have primary responsibility for the day-to-day management of the Fund’s portfolio are Javier F. Dyer and Alexander Pillersdorf.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi returned 13.96% for the fiscal year ended March 31, 2013. The year was not without uncertainty or volatility in the financial markets despite the strong returns for equity markets globally. The S&P 500 Index declined over 9% in the May/June time period as the European sovereign debt crisis reached a crescendo. Spain’s bond yields spiked and there were concerns that Greece was going to leave the Eurozone.

The market recovered strongly over the summer and was punctuated by

2	Permal Hedge Strategies Fund 2013 Annual Report

Fund overview (cont’d)

European Central Bank’s (“ECB”)ii president Mario Draghi’s comments that the ECB will do “whatever it takes” to save the euro. The ECB announced a bond buying policy called the Outright Monetary Transactions (“OMT”) program that would buy peripheral debt assuming the participating country met certain conditions. These actions were sufficient to remove the high level of perceived “tail risk” in the markets.

The S&P 500 Index rallied strongly until October, at which point another 7% decline was experienced leading up to the U.S. Presidential election in early November. A week after U.S. President Obama’s reelection, the S&P 500 Index rallied strongly through year-end, correctly anticipating a compromise on the U.S. “Fiscal Cliff,” addressing the issue of taxes, but leaving spending, structural entitlement reform and the U.S. debt ceiling to be tackled by the new Congress in 2013.

During the first quarter of 2013, the S&P 500 Index continued to appreciate as the U.S. showed continued signs of a recovery, having successfully avoided or at least delayed the fiscal cliff. Signs included mostly positive data from retail sales, unemployment dropping to 7.7%, and trends in housing continuing to improve. Europe on the other hand continued to stumble along, with Cyprus the latest to seek a bailout, Italy returning to political stalemate, and further social unrest in Spain. In China, the newly confirmed government announced measures to curb the rise in property markets and set a 7.5% GDP growth target for 2013. In Japan, the new Prime Minister Abe reignited hope that the Japanese economy may finally break the deflation cycle that has engulfed the country for decades, by outlining details of a JPY 10.3 trillion fiscal stimulus plan; reinforcing the momentum, the Bank of Japan later doubled its inflation target and, under the leadership of freshly elected Governor Haruhiko Kuroda, committed to reaching the 2% inflation goal within two years.

Outside of equities, certain credit investments also performed well for the fiscal year ended March 31, 2013. The JPMorgan Emerging Market Bond Index Plus (“EMBI+”)iii was up 9.70% and the Barclays U.S. Corporate High Yield – 2% Issuer Cap Indexiv was up 13.08%. However, developed market fixed income as measured by the Barclays U.S. Aggregate Indexv was up only 3.78%. Commodity markets were mixed during the same time period, and as measured by the Dow Jones-UBS Commodity Index (“DJ-UBSCI”),vi down -3.1% for the year.

Q. How did we respond to these changing market conditions?

A. At the close of the reporting period, the Fund had a 55% allocation to credit strategies and a 45% allocation to non-credit strategies (including cash).* Within the credit strategies, the Fund was allocated 30% to fixed-income hedge, 19% to fixed-income long-developed markets, and 6% to fixed-income long-emerging markets strategies. Within the non-credit strategies, the Fund was allocated 22% to macro strategies and 20% to event driven strategies, with the balance allocated to cash.

Due to the high level of global economic, fiscal and political uncertainties, the Fund maintained a sizeable macro allocation during the period

*  Asset allocation percentages are based on total portfolio and are subject to change at any time.

Permal Hedge Strategies Fund 2013 Annual Report	3

(22% of NAV as of March 31, 2013), with the expectation that managers would be able to see through the noise and the chatter and identify and profit from sustainable trends. Although the macro allocation had a difficult Q2 2012 (-2.3%), performance gained momentum after the summer of 2012, and the strategy ended the twelve-month period on March 31, 2013 up 5.5%, contributing 15 basis points to overall Fund performance. Highlights of the period include discretionary traders successfully capitalizing on Japanese Prime Minister Abe’s aggressive fiscal and monetary stance through short JPY and long Nikkei positions, and also profiting from long positions in European periphery bonds after ECB President Draghi’s famous “whatever it takes” speech.

Although credit spreads tightened over the past twelve months, we saw and continue to see good pockets of opportunities in credit, notably in the U.S., while we remain cautious on Europe. One such area is late stage restructurings, which generally take place late in a bankruptcy when many of the initial uncertainties have been eliminated. A second area of opportunity is non-agency Residential Mortgage-Backed Securities (“RMBS”). Both late stage restructurings and non-agency RMBS rallied during the reporting period, and many of the underlying securities in both segments continue to offer significantly higher Internal Rate of Returns (“IRRs”) than traditional high yield corporate securities. In addition, we have been deploying capital in the liquid, low net exposure, long/short credit space to take advantage of declining correlations among single credits and what we think will be an increase in Leveraged Buyout (“LBO”) activity, with the recently announced Dell and Heinz LBOs likely being the first examples of many more to come.

In event driven, corporate activity increased over the past 12 months to March 31, 2013 and looks set to increase further. Private Equity funds alone deployed more than $195 billion over the past twelve months. Companies with access to cheap financing or cash on their balance sheets are likely to continue consolidating through Mergers and Acquisitions (“M&A”). Such activities are unlikely to just be strategic deals, for a significant amount of capital remains uncalled by private equity firms. In addition to M&A, stock buybacks, corporate restructurings, special dividends and spin-offs are other examples of corporate activity that can be fueled by large corporate cash balances and shareholder pressure to increase earnings per share. In the year ended March 31, 2013, our event driven managers invested successfully in a number of merger arbitrage, spin-off, restructuring and activist situations.

Performance review

For the twelve months ended on March 31, 2013, Broker Class Shares of Permal Hedge Strategies Fund, excluding sales charges returned 7.31%. The Fund’s unmanaged benchmark, the HFRX Global Hedge Fund Indexvii and the Barclays U.S. Aggregate Index, returned 3.50% and 3.78%, respectively, for the same period.

4	Permal Hedge Strategies Fund 2013 Annual Report

Fund overview (cont’d)

Performance Snapshot as of March 31, 2013

(excluding sales charges) (unaudited)

	6 Months	12 Months	Since Fund’s Inception*
Permal Hedge Strategies Fund:
Broker Class Shares (excluding sales charges)	6.67%	7.31%	6.65%
Advisor Class Shares	N/A	N/A	4.37%
HFRX Global Hedge Fund Index	3.96%	3.50%	3.99%
Barclays U.S. Aggregate Index	0.09%	3.78%	2.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns for Broker Class Shares have not been adjusted to include the maximum initial sales charge of 3.0%. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially. Short-term performance results may not provide an adequate basis for evaluating performance potential over varying market conditions or market cycles. To obtain performance data current to the most recent month end, please visit our website at www.permalhsf.com.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Advisor Class Shares for the six and twelve months ended March 31, 2013 is not shown because this share class commenced operations on January 1, 2013.

*  The Fund’s Broker Class Shares and Advisor Class Shares commenced operations on February 1, 2012 and January 1, 2013, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2012, the gross total annual operating expense ratios for the Fund’s Broker Share Class and Advisor Share Class were 6.80% and 6.15%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that the Fund’s total annual Fund operating expenses do not exceed 2.50% for Broker Class Shares and 1.85% for Advisor Class Shares. (excluding fees and expenses estimated to be 5.66% as of March 31, 2013, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

Permal Hedge Strategies Fund 2013 Annual Report	5

The manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. At the close of the reporting period, the Fund’s leading contributors to year-over-year performance were the allocations to Fixed-income Long – Developed Markets (+312 basis points), and Fixed-income Hedge (+279 basis points).

Within our Fixed-income Long – Developed Markets allocation, managers have benefited from a rally in U.S. distressed debt, including positions in late-stage bankruptcies. The allocation also benefited from its exposure to non-agency RMBS securities, which have appreciated as a result of positive housing data combined with significant investor appetite for high yielding fixed-income securities.

Q. What were the leading detractors from performance?

A. There were no strategies detracting from performance for the fiscal year ended March 31, 2013. In fact, the only negative quarter in terms of performance was Q2 2012 (-2.4%). The Macro allocation was the worst performing strategy during Q2 2012 (-2.3%), detracting 61 basis points from performance. Macro losses during Q2 2012 came mostly from discretionary managers’ “risk-on” trades that were lucrative in Q1 2012 but proved punishing in Q2 given the quarter’s reversals in a variety of asset classes. The bulk of the losses came from developed market fixed income trading, mainly short U.S. Treasuries, while smaller losses came from short Japanese Government Bond (“JGB”) positions. In the currency space, losses came from short JPY versus USD as increased “risk-off” sentiment lent support to the Japanese currency. In the equities space, long exposure to the S&P 500 Index and the NIKKEI 225 Indexviii detracted from returns. However, it is worth highlighting that the Macro allocation was positive for the full year ended March 31, 2013 (+5.5%), contributing 15 basis points to performance.

Thank you for your investment in Permal Hedge Strategies Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Javier F. Dyer

Deputy Chief Investment Officer and Portfolio Manager
Permal Asset Management Inc.

Alexander Pillersdorf

Portfolio Manager
Permal Asset Management Inc.

April 16, 2013

6	Permal Hedge Strategies Fund 2013 Annual Report

Fund overview (cont’d)

RISKS: An investment in the Fund is illiquid and should be considered speculative. An investment in the Fund entails unique risks because the Portfolio Funds in which the Fund will invest are private entities with limited regulatory oversight and disclosure obligations. All investments are subject to risk, including the possible loss of principal. The Fund is a non-diversified closed-end management investment company with a limited history of operations. As a non-diversified investment company, the Fund may be subject to greater risk and volatility than if the Fund’s portfolio were invested in securities of a broader range of issuers. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of the underlying Portfolio Funds. The Fund invests in Portfolio Funds which are highly speculative investments that employ aggressive investment strategies and carry substantial risk. Investments in hedge funds are generally illiquid, difficult to value and may carry significant transfer restrictions. Some of the underlying Portfolio Funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an investment of an underlying Portfolio Fund declines in value. The Fund and some of the underlying Portfolio Funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Some of the Portfolio Funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each underlying Portfolio Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance that these and other strategies used by the Fund or underlying Portfolio Funds will be successful. Equity securities are subject to price fluctuation. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds possess greater price volatility, illiquidity, and possibility of default. Because the Fund invests in underlying Portfolio Funds, the managers may not be able to shift allocations in time to capture an immediate or sudden spike in the market. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Permal Hedge Strategies Fund 2013 Annual Report	7

i	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.
iii

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

v

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Dow Jones-UBS Commodity Index (“DJ-UBSCI”) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.
vii

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

viii	The NIKKEI 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

8	Permal Hedge Strategies Fund 2013 Annual Report

Schedule of Investments

March 31, 2013

Permal Hedge Strategies Fund

	Cost	Fair Value	% of Net Assets
Investments in Portfolio Funds
Event Driven
Fortelus Special Situations Fund, Ltd. (b)(g)*	$ 208,890	$ 201,508	0.86%
H Offshore Fund, Ltd. (b)(d)*	650,000	1,016,292	4.37
OZ Overseas Fund II, Ltd. (b)*	1,100,000	1,242,299	5.34
Paulson Advantage Plus L.P. (b)*	125,969	101,697	0.44
Third Point Offshore Fund, Ltd. (b)(f)*	900,000	1,106,593	4.76
York Investment, Ltd. (b)*	950,000	1,057,761	4.55
Total Event Driven	3,934,859	4,726,150	20.32
Fixed Income Hedge
Apollo Strategic Value Offshore Fund, Ltd. (b)(h)*	77,232	79,917	0.34
Canyon Balanced Fund (Cayman), Ltd. (b)(d)*	1,200,000	1,455,879	6.26
Gracie International Credit Opportunities Fund, Ltd. (b)*	1,200,000	1,130,286	4.86
JAE Credit Fund Ltd. (a)*	1,150,000	1,191,688	5.12
New Generation Turnaround Fund, Ltd. (a)*	500,000	580,269	2.50
Paulson Credit Opportunities L.P. (b)(d)*	721,346	824,035	3.54
Stone Lion Fund, Ltd. (b)(d)*	650,000	747,645	3.22
York Credit Opportunities Unit Trust (b)*	800,000	943,744	4.06
Total Fixed Income Hedge	6,298,578	6,953,463	29.90
Fixed Income Long — Developed Markets
Contrarian Capital Fund I Offshore, Ltd. (c)*	500,000	616,264	2.65
LibreMax Offshore Fund, Ltd. (b)(d)*	1,115,000	1,157,154	4.97
Monarch Debt Recovery Fund, Ltd. (c)(e)*	1,100,000	1,269,318	5.46
Thoroughbred Offshore Fund, Ltd. (c)(e)*	1,080,214	1,260,783	5.42
Total Fixed Income Long — Developed Markets	3,795,214	4,303,519	18.50
Fixed Income Long — Emerging Markets
ADM Galleus Fund I, Ltd. (b)*	200,000	215,300	0.93
Ashmore Emerging Markets Total Return Fund (a)	200,000	210,833	0.91
Contrarian Emerging Markets Offshore, Ltd. (b)*	550,000	593,651	2.55
Emerging Market Currency Fund (b)(d)*	350,000	415,220	1.78
Total Fixed Income Long — Emerging Markets	1,300,000	1,435,004	6.17
Macro
Blue Trend Fund, Ltd. (a)*	650,000	665,148	2.86
Caxton Global Investments, Ltd. (b)*	750,000	789,485	3.40
Explorer Global Fund, Ltd. (b)(d)*	500,000	591,757	2.54
London Select Fund, Ltd. (a)*	900,000	944,928	4.06
Moore Macro Managers Fund, Ltd. (b)*	700,000	706,320	3.04

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2013 Annual Report	9

Permal Hedge Strategies Fund

	Cost		Fair Value	% of Net Assets
Macro — continued
The Tudor BVI Global Fund, Ltd. (b)*	$ 1,000,000		$ 1,113,993	4.79%
Total Macro	4,500,000		4,811,631	20.69
Total Investments in Portfolio Funds	$19,828,651	#	22,229,767	95.58
Other Assets Less Liabilities			1,028,430	4.42
Net Assets			$23,258,197	100.00%

Note: Investments in underlying Portfolio Funds are categorized by investment strategy.

*	Non-income producing securities.
(a)	Redemptions permitted monthly.
(b)	Redemptions permitted quarterly.
(c)	Redemptions permitted annually.
(d)	Subject to investor level gates if a significant portion of the investment is redeemed.
(e)	Subject to a minimum lock-up period.
(f)	$102,900 of this investment is subject to a minimum lock-up period.
(g)	$171,456 of this investment is held in a sidepocket and is redeemable only when the underlying investment is realized or converted to regular interest in the Portfolio Fund.
(h)

The Fund’s interest in the Portfolio Fund is in liquidation. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Portfolio Fund is able to liquidate underlying investments.

#	Aggregate cost for federal income tax purposes is $20,796,077.

See Notes to Financial Statements.

10	Permal Hedge Strategies Fund 2013 Annual Report

Statement of assets and liabilities

March 31, 2013

Assets
Investments in Portfolio Funds, at fair value (cost — $19,828,651)	$22,229,767
Cash	966,441
Redemptions receivable from Portfolio Funds	390,297
Deferred offering expenses	59,569
Receivable for reimbursement from adviser	53,767
Total Assets	23,699,841

Liabilities
Professional fees payable	316,587
Offering expenses payable	56,165
Trustees’ fees payable	448
Accrued expenses	68,444
Total Liabilities	441,644
Total Net Assets	$23,258,197

Net Assets
Paid-in capital (Note 10)	$21,490,233
Accumulated net investment loss	(251,174)
Accumulated net realized loss on investments in Portfolio Funds	(381,978)
Accumulated net unrealized appreciation on investments in Portfolio Funds	2,401,116
Total Net Assets	$23,258,197

Shares Outstanding:
Broker Class	951
Advisor Class	2,161,869

Net Asset Value:
Broker Class	$10.73
Advisor Class	$10.75

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2013 Annual Report	11

Statement of operations

For the Year Ended March 31, 2013

Investment Income
Dividend income	$ 12,400
Other income	4,556
Total Investment Income	16,956

Fund Expenses
Offering expenses (Note 1)	551,944
Professional fees	424,845
Investment management fee (Note 2)	232,857
Administration fees	156,708
Service and/or distribution fees (Notes 2 and 5)	137,746
Printing expenses	78,899
Organizational fees (Note 1)	42,449
Registration fees	29,776
Custodian fees	4,680
Trustees’ fees	1,830
Miscellaneous expenses	6,061
Total Operating Expenses	1,667,795
Less: Fee waivers and /or expense reimbursements (Notes 2 and 5)	(1,165,001)
Net Expenses	502,794
Net Investment Loss	(485,838)
Net Realized Loss from Investments in Portfolio Funds	(175,309)
Net Change in Unrealized Appreciation from Investments in Portfolio Funds	2,236,949
Net Increase in Net Assets From Operations	$ 1,575,802

See Notes to Financial Statements.

12	Permal Hedge Strategies Fund 2013 Annual Report

Statements of changes in net assets

For the Year Ended March 31, 2013 and the Period Ended March 31, 2012	2013	2012†
Net Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (485,838)	$ (81,772)
Net realized loss from investments in Portfolio Funds	(175,309)	—
Net change in unrealized appreciation from investments in Portfolio Funds	2,236,949	164,167
Net Increase in Net Assets from Operations	1,575,802	82,395

Distributions to Shareholders From (Notes 1 and 6)
Net investment income	(85,000)	—
Decrease in Net Assets from Distributions to Shareholders	(85,000)	—

Fund Share Transactions (Note 10):
Proceeds from issuance of shares	1,600,000	20,000,000
Reinvestment of distributions	85,000	—
Increase in Net Assets From Fund Share Transactions	1,685,000	20,000,000
Increase in Net Assets	3,175,802	20,082,395

Net Assets
Beginning of period	20,082,395	—
End of period*	$23,258,197	$20,082,395
* Includes accumulated net investment loss of:	$(251,174)	$(51,865)

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2013 Annual Report	13

Statement of cash flows

For the Year Ended March 31, 2013

Cash Used in Operating Activities
Net increase in net assets resulting from operations	$ 1,575,802
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments in Portfolio Funds	(3,415,000)
Proceeds from the disposition of investments in Portfolio Funds	2,820,743
Net realized loss on investments in Portfolio Funds	175,309
Net change in unrealized appreciation from investments in Portfolio Funds	(2,236,949)
Decrease in deferred offering expenses	265,026
Decrease in receivable for reimbursement from advisor	72,876
Decrease in offering expenses payable	(297,742)
Decrease in organizational fees payable	(92,048)
Decrease in trustees’ fees payable	(1,719)
Decrease in accrued expenses	(20,579)
Increase in professional fees payable	133,587
Net cash used in operating activities	(1,020,694)

Cash Provided by Financing Activities
Proceeds from issuance of Shares	1,000,000
Net cash provided by financing activities	1,000,000

Cash
Net decrease in cash	(20,694)
Cash at beginning of year	987,135
Cash at end of year	$ 966,441

Supplemental non-cash information
Reinvestment of distributions	85,000

Other supplemental information
Subscriptions received in advance in prior period	$ 1,650,000
Redemptions receivable from Portfolio Funds	390,297
Contributions received in advance in prior period	600,000

See Notes to Financial Statements.

14	Permal Hedge Strategies Fund 2013 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	2013	2012†
Broker Class Shares [1]
Net asset value per share, beginning of period:	$10.04	$10.00

Income (loss) from investment operations:
Net investment loss	(0.24)	(0.04)
Net change in unrealized appreciation from investments in Portfolio Funds	0.97	0.08
Total income from investment operations	0.73	0.04
Distributions from net investment income	(0.04)	0.00
Total distributions	(0.04)	0.00
Net asset value per share, end of period:	$10.73	$10.04
Total return [2]	7.31%	0.40%
Net assets, end of period (000s)	$10	$20,082

Ratios to average net assets:
Gross expenses [4]	8.39%	15.48%[3]
Net expenses [4,5,6]	2.50%	2.50%[3]
Net investment loss	(2.42)%	(2.46)%[3]

Portfolio turnover rate	16%	0%

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

†	For the period February 1, 2012 (commencement of operations) to March 31, 2012.
1	Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.
2

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total return for periods less than one year have not been annualized.

3	Annualized.
4	Does not include expenses of the Portfolio Funds in which the Fund invests.
5

As a result of an expense limitation, the Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that that Fund’s total annual Fund operating expenses attributable to the Broker Class Shares will not exceed 2.50% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, intereest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

6	Reflects fee waiver and/or expense reimbursements.

See Notes to Financial Statements.

Permal Hedge Strategies Fund 2013 Annual Report	15

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

2013†
Advisor Class Shares [1]
Net asset value per share, beginning of period:	$10.30

Income (loss) from investment operations:
Net investment loss	(0.05)
Net change in unrealized appreciation from investments in Portfolio Funds	0.50
Total income from investment operations	0.45
Net asset value per share, end of period:	$10.75
Total return [2]	4.37%
Net assets, end of period (000s)	$23,248

Ratios to average net assets:
Gross expenses [3,4]	5.72%
Net expenses [3,4,5,6]	1.85%
Net investment loss [3]	(1.77)%
Portfolio turnover rate	16%

The above ratios may vary for individual investors based on the timing of Fund share transactions during the period.

†	For the period January 1, 2013 (commencement of operations) to March 31, 2013.
1	Per share data for income (loss) from investment operations is computed using the net income (loss) for the period divided by the average monthly shares.
2

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guaranteed of future results. The total return for periods less than one year have not been annualized.

3	Annualized.
4	Does not include expenses of the Portfolio Funds in which the Fund invests.
5

As a result of an expense limitation, the Fund’s manager has agreed to waive fees and/or reimburse the Fund’s expenses (including organization and offering expenses) to the extent necessary to ensure that that Fund’s total annual Fund operating expenses attributable to the Advisor Class Shares will not exceed 1.85% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, intereest expense, taxes and extraordinary expenses). This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

6	Reflects fee waiver and/or expense reimbursements.

See Notes to Financial Statements.

16	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Permal Hedge Strategies Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund employs a “fund-of-hedge funds” investment program that provides a means for investors to participate in investments in private investment vehicles, typically referred to as hedge funds (“Portfolio Funds”), by providing a single portfolio of interests in underlying Portfolio Funds, which are managed by a number of third-party investment managers (the “Portfolio Managers”).

The Fund’s investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In seeking to achieve its objective, the Fund will provide its shareholders, through investments primarily in the Portfolio Funds, with access to a broad range of investment strategies with a global fixed income focus, which may include, but are not limited to, global fixed income strategies (e.g., U.S. and non-U.S. fixed income hedge, convertible arbitrage, fixed income arbitrage, asset-backed securities, long-only, high yield, emerging markets debt), global event-driven strategies (e.g., risk arbitrage, distressed debt, special situations, activists) and global macro strategies (e.g., discretionary, systematic, natural resources) and, to a lesser extent, equity long/short strategies.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. The Fund primarily invests in Portfolio Funds. The net asset values (“Underlying NAV”) of Portfolio Funds are generally not readily available from pricing vendors, nor are they calculable independently by Permal Asset Management LLC (“Permal”), the Fund’s sub-adviser, or the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). Therefore, pursuant to the valuation procedures, the Fund, under the direction of the Valuation Committee and recommendations from Permal, fair values the Fund’s interests in the Portfolio Funds as of each date upon which the Fund calculates its net asset value (“NAV Date”). The Fund values, using the net asset value as a practical expedient to form the basis of fair value, each underlying Portfolio Fund as of the NAV Date primarily in reliance on the most recent underlying NAV supplied by the Portfolio Fund’s third party administrator. In the event that a Portfolio Fund’s third party administrator does not report an Underlying NAV to the Fund on a timely basis, the Fund determines the fair value of its investment in such Portfolio Fund based on a valuation report provided by the Portfolio Fund, as well as

Permal Hedge Strategies Fund 2013 Annual Report	17

any other relevant information available at the NAV Date. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Managers and/or their administrators. In the event the Underlying NAV is not as of the NAV Date, Permal will use benchmarks or other triggers in determining if a significant market movement has occurred between the effective date of the Underlying NAV and the Fund’s NAV Date that should be taken into consideration when determining the reasonableness of the Underlying NAV.

Prior to investing in any Portfolio Fund, Permal conducts a due diligence review of the valuation methodology utilized by a Portfolio Fund’s third party administrator, which utilizes market values when available and otherwise utilizes principles of fair value that Permal reasonably believes to be consistent with those used by the Fund in valuing its own investments.

The Board of Trustees (“Board”) is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Valuation Committee. The Valuation Committee, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board.

Some of the Portfolio Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Portfolio Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Portfolio Funds may provide. Should the Fund seek to liquidate its investment in a Portfolio Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Portfolio Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket. At March 31, 2013, $171,456 or 0.7% of the Fund’s net assets was invested in a side pocket maintained by a Portfolio Fund.

As a general matter, the fair value of the Fund’s investment in a Portfolio Fund represents the amount that the Fund can reasonably expect to receive if the Fund’s investment was redeemed in an orderly transaction at the time of valuation. The Portfolio Funds provide for periodic redemptions ranging from monthly to annually. Portfolio Funds generally require advance notice of a shareholder’s intent to redeem its interest, and may, depending on the Portfolio Funds’ governing agreements, deny or delay a redemption request. The underlying investments of each Portfolio Fund are accounted for at fair value as described in each Portfolio Fund’s financial statements. The Portfolio Funds may invest a portion of their assets in restricted securities and other investments that are illiquid.

The Fund considers whether an adjustment should be made to an Underlying NAV, when the Underlying NAV does not represent fair value or when it is probable that the Fund will sell a portion of the Portfolio Fund at

18	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements (cont’d)

an amount different from the Underlying NAV. No adjustments were made to the Underlying NAVs as of March 31, 2013.

U.S. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem at NAV as of the measurement date or within the near term)

•  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem at NAV as of the measurement date or within the near term)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s investments carried at fair value:

Description	Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Portfolio Funds
Event driven	—	$ 4,451,794	$ 274,356	$ 4,726,150
Fixed income hedge	—	6,667,537	285,926	6,953,463
Fixed income long — developed markets	—	1,773,418	2,530,101	4,303,519
Fixed income long — emerging markets	—	1,435,004	—	1,435,004
Macro	—	4,811,631	—	4,811,631
Total investments in Portfolio Funds	—	$19,139,384	$3,090,383	$22,229,767

Permal Hedge Strategies Fund 2013 Annual Report	19

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Strategy	Event Driven	Fixed Income Hedge	Fixed Income Long — Developed Markets	Fixed Income Long — Emerging Markets	Macro	Total
Balance, as of April 1, 2012	$2,104,399	$3,553,313	$1,544,863	$354,260	$509,742	$8,066,577
Realized gain[1]	8,947	21,256	11,278	—	—	41,481
Change in unrealized appreciation[2]	561,104	435,854	521,288	60,960	82,015	1,661,221
Purchases	100,000	250,000	1,200,000	—	—	1,550,000
Sales	(450,057)	(572,678)	(131,064)	—	—	(1,153,799)
Transfers out of Level 3[3]	(2,050,037)	(3,401,819)	(616,264)	(415,220)	(591,757)	(7,075,097)
Balance, as of March 31, 2013	$274,356	$285,926	$2,530,101	—	—	$3,090,383
Net change in unrealized appreciation (depreciation) for investments in Portfolio Funds still held at March 31, 2013[2]	$(8,844)	$9,798	$422,008	—	—	$422,962

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3  Transferred out of Level 3 as a result of the Fund having the ability to fully redeem at NAV as of the measurement date or within the near term.

The following is a summary of the investment strategies, liquidity, redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held by the Fund as of March 31, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would affect its liquidity. The Fund had no unfunded capital commitments as of March 31, 2013.

Global fixed income strategies can include U.S. and non-U.S. fixed income hedge, fixed income arbitrage, convertible arbitrage, asset-backed securities, long-only, high yield, and emerging markets debt. U.S. and non-U.S. fixed income hedge generally involve Portfolio Managers taking both long and short positions in credit related instruments, including bonds, loans, asset-backed securities and credit default swaps and in some or all quality segments including investment grade, high yield, and emerging markets debt. Fixed income arbitrage generally involves Portfolio Managers attempting to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns. Convertible arbitrage generally involves seeking to profit from the mispricing of the embedded option in

20	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements (cont’d)

a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the Portfolio Fund. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 2 to 90 day notice period. Portfolio Funds representing approximately 20% are classified as Level 3 investments due to redemptions subject to a minimum lock-up period. A Portfolio Fund representing approximately 1% in this strategy is classified as Level 3 due to gated redemptions at the investor account level. A Portfolio Fund representing approximately 1% is classified as a Level 3 investment because the Portfolio Fund is in liquidation. The remaining approximately 78% of the Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global event-driven strategies can include distressed debt, risk arbitrage, special situations and activists. Portfolio Managers employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst. Risk arbitrage generally involves Portfolio Managers attempting to seek to exploit the change in the price of a firm’s securities as a result of a takeover or merger. Typically, the Portfolio Manager will take long positions in the securities of the target firm and short positions in the securities of the acquiring firm. Special situations strategies involve investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond upgrades from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events. Distressed securities involve investing in securities of a company that is near or in bankruptcy and, as a result, the securities are trading at a reduced price. Activist strategies attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies which are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions. The Portfolio Funds within this strategy have quarterly liquidity, and are generally subject to a 30 to 90 day notice period. A portion of a Portfolio Fund representing approximately 2% in this strategy is classified as a Level 3 investment due to a minimum lock-up period. A portion of a Portfolio Fund representing approximately 4% in this strategy is classified as a Level 3 investment due to its classification as a side pocket investment. The remaining approximately 94% of the Portfolio Funds in this strategy can be redeemed

Permal Hedge Strategies Fund 2013 Annual Report	21

with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

Global macro strategies seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in cash securities, derivative contracts, or options, and may be in equities, fixed-income markets, currencies, or commodities (e.g., agricultural, metals, energy). This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies. Portfolio Managers using discretionary global macro strategies seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed-income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. These Portfolio Managers utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, these Portfolio Managers tend to hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and the Portfolio Managers tend to employ leverage. Portfolio Managers using systematic global macro strategies employ proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. Portfolio Managers employing systematic strategies tend to hold positions in several markets at the same time, may be both long and short, and tend to use leverage when establishing positions. Portfolio Managers using natural resources trading strategies use commodity trading strategies generally investing on a global basis in a portfolio of securities, commodities and derivative instruments relating to “Commodity and Basic Industries,” which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes cash commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities. Generally, the Portfolio Funds within this strategy have monthly to quarterly liquidity, subject to a 15 to 60 day notice period. 100% of the

22	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements (cont’d)

Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date, and so, are classified as Level 2 investments in Portfolio Funds.

The Fund is not able to obtain complete investment holding details of each of the Portfolio Funds in order to determine whether the Fund’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the net assets of the Fund as of March 31, 2013. However, as of each Portfolio Fund’s most recently available audited financial statements, a review of the condensed schedule of investments indicated that the Fund’s proportionate share of any investments held by a Portfolio Fund did not exceed 5% of  the net assets of the Fund.

(b) Net asset value determination. The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth above or as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund will equal the value of the total assets of the Fund (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less all of its liabilities, including accrued fees and expenses. The net asset value per share of each class will equal the net asset value of the class divided by the number of outstanding shares for each class.

(c) Cash and cash equivalents. Cash and cash equivalents consist of cash on deposit and monies invested in money market deposit accounts that are accounted for at amortized cost, which approximates fair value. Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

(d) Security transactions and investment income. The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on Fund transactions are determined by use of the average cost method. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund will indirectly bear a portion of the Portfolio Funds’ income and expenses, including management fees and incentive fees charged by the Portfolio Funds. That income and those expenses are recorded in the Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the Statement of Operations or in the Financial Highlights.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

Permal Hedge Strategies Fund 2013 Annual Report	23

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of monthly net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Organization and offering costs. Additional organization costs of $42,449, which have been incurred by the Broker Class shares during the year ended March 31, 2013, were expensed by the Fund and will be reimbursed by the adviser. Offering costs of $551,944 have been amortized to expense during the year ended March 31, 2013 and additional offering costs of $59,569 have been deferred and will be amortized to expense over twelve months from the offering date of the Advisor Class shares.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$164,860	—	$(164,860)
(b)	206,669	$(206,669)	—

(a) Reclassifications are primarily due to non-deductible 12b-1 fees and non-deductible offering costs.

(b) Reclassifications are primarily due to book/tax differences in the treatment of passive foreign investment companies and partnership investments.

24	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Permal is the Fund’s sub-adviser and is a member of the Permal Group, owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Permal Group Ltd. is a subsidiary of Legg Mason.

Under the investment management agreement between the Fund and LMPFA, the Fund pays an investment management fee, calculated and paid monthly, at an annual rate of 1.10% of the Fund’s average monthly managed assets. “Managed assets” means net assets plus the principal amount of any borrowings and assets attributable to any preferred shares that may be outstanding.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the sub-adviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Permal an amount equal to 1.00% of the Fund’s average monthly managed assets.

LMPFA has agreed to waive fees and/or reimburse expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Broker Class shares and Advisor Class shares will not exceed 2.50% and 1.85%, respectively (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board’ consent.

During the year ended March 31, 2013, fees waived and/or expenses reimbursed amounted to $1,165,001.

LMPFA is also permitted to recapture amounts waived or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual Fund operating expenses have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the Fund’s total annual Fund operating expenses exceeding the limit described above.

Pursuant to these agreements, at March 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

Expires March 31, 2015	$ 430,699
Expires March 31, 2016	$1,165,001
Total fee waivers/expense reimbursements subject to recapture	$1,595,700

Permal Hedge Strategies Fund 2013 Annual Report	25

Fixed fees of the Portfolio Funds are generally expected to range from 1% to 3% annually of the value of the Fund’s investment and incentive allocations or fees of the Portfolio Funds are generally expected to range from 15% to 30% annually of a Portfolio Fund’s net profits or performance. These fixed fees and incentive allocations or fees of the Portfolio Funds are accounted for in the valuations of the Portfolio Funds and are not reflected in the management fees reflected in the Statement of Operations.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker dealer subsidiary of Legg Mason, serves as shareholder services and distribution agent of the Fund. The Fund pays LMIS a Shareholder Services Fee of 0.25% of the Fund’s average monthly net assets attributable to Broker Class shares and a Distribution Fee of 0.55% of the Fund’s average monthly net assets attributable to Broker Class shares, each on an annualized basis. LMIS will generally pay substantially all of these ongoing fees to Dealers, except with respect to shares sold by LMIS.

There is a maximum initial sales charge of 3.00% of the amount invested in Broker Class Shares, with breakpoints generally based on size of investment. For the year ended March 31, 2013, LMIS and affiliates did not receive any sales charges on sales of the Fund’s Broker Class shares.

All officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of Portfolio Funds (excluding short-term investments) were as follows:

Purchases	$5,065,000
Sales	3,211,040

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,796,429
Gross unrealized depreciation	(362,739)
Net unrealized appreciation	$1,433,690

4. Derivative instruments and hedging activities

U.S GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2013, the Fund did not invest in any derivative instruments.

26	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements (cont’d)

5. Class specific expenses, waivers, and/or expense reimbursements

For the year ended March 31, 2013, class specific expenses were as follows:

Service and/or Distribution Fees
Broker Class	$137,746

For the year ended March 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Broker Class	$1,012,293
Advisor Class	152,708
Total	$1,165,001

6. Distributions to shareholders by class

Year Ended March 31, 2013
Net Investment Income:
Broker Class	$85,000

7. Financial Instruments with off-balance sheet risk

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts and entering into equity swaps. The Fund’s risk of loss in these Portfolio Funds is limited to the value of its investment in the respective Portfolio Funds.

8. Redemption penalty

The Fund may be charged a redemption penalty for redeeming its interests of certain Portfolio Funds prior to the expiration of applicable lock-up periods. During the year ended March 31, 2013, the Fund incurred $1,995 in redemption penalties.

9. Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on experience, the Fund believes the risk of loss from these arrangements to be remote.

Permal Hedge Strategies Fund 2013 Annual Report	27

10. Shares of beneficial interest

Shares of beneficial interest in the Fund (“shares”) are sold to eligible investors (“shareholders”) who meet the definition of an accredited investor as defined in Regulation D under the 1933 act. The minimum initial investment in the Fund from each shareholder is $25,000; the minimum additional investment is $10,000.

At March 31, 2013, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. The Fund intends to accept initial and additional purchases of shares as of the first business day of each calendar month. The Fund reserves the right to reject, in whole or in part, any purchase of shares and may suspend the offering of shares at any time and from time to time. The Fund may from time to time repurchase shares from shareholders at the net asset value per share pursuant to written tenders by shareholders, and on those terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders, the Board will consider the recommendation of LMPFA, in consultation with Permal. LMPFA, in consultation with Permal, expects that generally it will recommend the Board repurchase shares from shareholders quarterly, with such repurchases based on fund valuations as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, with such repurchases to occur as of the immediately preceding business day).

Transactions in shares of each class were as follows:

	Year Ended		Period Ended
	March 31, 2013		March 31, 2012†
	Shares	Amount	Shares	Amount
Broker Class
Shares sold	59,761	$ 600,000	2,000,000	$20,000,000
Shares issued on reinvestment	8,408	85,000	—	—
Transfers between classes	(2,067,218)	(21,728,363)	—	—
Net increase (decrease)	(1,999,049)	$(21,043,363)	2,000,000	$20,000,000

Advisor Class‡
Shares sold	96,557	$ 1,000,000	—	—
Transfers between classes	2,065,312	21,728,363	—	—
Net increase	2,161,869	$ 22,728,363	—	—

†  For the period February 1, 2012 (commencement of operations) to March 31, 2012.

‡  For the period January 1, 2013 (commencement of operations) to March 31, 2013.

28	Permal Hedge Strategies Fund 2013 Annual Report

Notes to financial statements (cont’d)

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended March 31, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$85,000	—

As of March 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 390,157
Undistributed long-term capital gains — net	21,476
Total undistributed earnings	$ 411,633
Other book/tax temporary differences(a)	(77,359)
Unrealized appreciation (depreciation)(b)	1,433,690
Total accumulated earnings (losses) — net	$1,767,964

(a)  Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains on investments in certain passive foreign investment companies and the difference in book/tax treatment of partnership investments.

12. Subsequent events

Management has evaluated the impact of all subsequent events on the Fund through the date financial statements were issued and noted the following:

Subsequent to year end, the Fund received additional capital contributions of $350,000.

At its May 2013 meeting, the Board of Trustees authorized the Fund to operate in a master/feeder structure, effective on or about June 3, 2013. As a result, as of that date, the Fund will transfer substantially all of its assets to Permal Hedge Strategies Portfolio (the “Portfolio”), an investment company with substantially the same investment objective, strategies and policies as the Fund, in return for an interest in the Portfolio and will pursue its investment objective by investing substantially all of its investable assets in Permal Hedge Strategies Portfolio.

Permal Hedge Strategies Fund 2013 Annual Report	29

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Permal Hedge Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Permal Hedge Strategies Fund (the “Fund”), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year end March 31, 2013 and for the period from February 1, 2012 (commencement of operations) to March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of underlying investments owned as of March 31, 2013, by correspondence with the underlying portfolio fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Permal Hedge Strategies Fund as of March 31, 2013, the results of its operations and cash flows for the year then ended and the changes in its net assets and the financial highlights for the year ended March 31, 2013 and for the period from February 1, 2012 to March 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 30, 2013

30	Permal Hedge Strategies Fund

Commodity exchange act regulation
exclusion — No action relief (unaudited)

Effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (the “CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

As noted above, the Fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a Fund that invests in such underlying funds to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The Fund’s manager has filed the required notice to claim this no-action relief.

Permal Hedge Strategies Fund	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Permal Hedge Strategies Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

Independent Trustees†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	None

32	Permal Hedge Strategies Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Permal Hedge Strategies Fund	33

Independent Trustees cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex everseen by Director (including the Fund)	29
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	None

34	Permal Hedge Strategies Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Trustee and Member of the Nominating and Audit Committees
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Trustee (including the Fund)	29
Other board memberships held by Trustee	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Trustee and Officer:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund[1]	Trustee, Chairman, President and Chief Executive Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)

Number of portfolios in fund complex overseen by Trustee (including the Fund)	162
Other board memberships held by Trustee	None

Permal Hedge Strategies Fund	35

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

36	Permal Hedge Strategies Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (2005 to 2010)

Permal Hedge Strategies Fund	37

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2012
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†   Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

1   Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

2   Effective February 1, 2013, Ms. Kamerick became a Trustee.

3   Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38	Permal Hedge Strategies Fund

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Permal Hedge Strategies Fund	39

Dividend reinvestment plan (unaudited)

Holders of shares of beneficial interest, par value $0.00001 per share (the “Shares”) of Permal Hedge Strategies Fund (the “Fund”) who participate (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) are advised as follows:

1. Enrollment of Participants. Each holder of Shares (a “Shareholder”) will automatically be a Participant. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary firm through which the Shareholder acquired Shares (an “Intermediary”)) must contact the nominee regarding the Shareholder’s status under the Plan.

2. The Plan Agent. The Bank of New York Mellon (the “Plan Agent”) will act as Plan Agent for each Participant.

3. Distributions. If the Fund declares income dividends and/or capital gains distributions (collectively, “Distributions”) payable either in Shares or in cash, non-participants in the Plan will receive Shares (in the case of a share distribution) or cash (in the case of a cash distribution), and Participants will receive Shares (in the case of a share distribution) or, in the case of a cash distribution, the equivalent amount in Shares. To the extent that a Participant reinvests Distributions in additional Shares, the Participant will receive an amount of Shares of the Fund equal to the amount of the Distribution on that Participant’s Shares divided by the net asset value per Share (“NAV”) of the Fund determined on the next valuation date following the record date for the payment of the applicable Distribution by the Fund.

4. Opt-Out. A Participant wishing to receive cash must affirmatively elect to receive both income dividends and capital gain distributions, if any, in cash. A Participant holding Shares through an Intermediary may elect to receive cash by notifying the Intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time, subject to the provisions of Section 9 below.

5. Recordkeeping. The Plan Agent will reflect each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form. Each Participant will be sent a confirmation by the Plan Agent of each acquisition made for his, her or its account as soon as practicable, but not later than 60 days after the date thereof. Distributions on fractional Shares will be credited to each Participant’s account to three decimal places. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the NAV of Shares at the time of termination. Any Share Distributions or split shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

40	Permal Hedge Strategies Fund

Dividend reinvestment plan (unaudited) (cont’d)

6. Fees. The Plan Agent’s service fee for handling Distributions will be paid by the Fund.

7. Termination of the Plan. The Plan may be terminated by the Fund at any time upon written notice mailed to the Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the termination is to be effective.

8. Amendment of the Plan. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to Participants at least 30 days prior to the record date for the payment of any Distribution by the Fund for which the amendment is to be effective.

9. Withdrawal from the Plan. Participants may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at BNY Investors Services c/o Permal Hedge Strategies Fund, 400 Bellevue Parkway, Wilmington, DE 19809, Mail Stop 19C-0204 or by calling the Plan Agent at 866-211-4521. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Shares.

10. Standard of Care. The Plan Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but the Plan Agent assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith or willful misconduct of the Plan Agent or its employees.

11. Applicable Law. These terms and conditions shall be governed by the laws of the State of New York.

Permal

Hedge Strategies Fund

Trustees	Permal Hedge Strategies Fund	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick*	Subadviser	New York, NY 10017
Riordan Roett	Permal Asset Management LLC
Jeswald W. Salacuse
Custodian and transfer agent
Officers	The Bank of New York Mellon
R. Jay Gerken President and Chief Executive Officer	One Wall Street New York, NY 10286
Richard F. Sennett Principal Financial Officer
Ted P. Becker Chief Compliance Officer
Vanessa A. Williams Identity Theft Prevention Officer
Robert I. Frenkel Secretary and Chief Legal Officer
Thomas Mandia Assistant Secretary
Steven Frank Treasurer
Jeanne M. Kelly Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Trustee.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Fund’s website at www.leggmason.com, or contact the Fund at 1-800-822-5544.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Permal Hedge Strategies Fund

Permal Hedge Strategies Fund
620 Eighth Avenue
49th Floor
New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-822-5544.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-822-5544, (2) on the Fund’s website at www.permalhsf.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Permal Hedge Strategies Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors
© 2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML014547 5/13 SR13-1914

ITEM 2.                 CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                 AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                 PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal period ending March 31, 2012 and March 31, 2013 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $0 in 2012 and $175,000 in 2013.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Permal Hedge Strategies Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $0 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Permal Hedge Strategies Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Permal Hedge Strategies Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Permal Hedge Strategies Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for 2012 and for 2013; Tax Fees were 100% for  2012 and 2013; and Other Fees were 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Permal Hedge Strategies Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Permal Hedge Strategies Fund during the reporting period were $0 in 2013.

(h) Yes.  Permal Hedge Strategies Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Permal Hedge Strategies Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                 AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                 SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-800-822-5544, (2) on the fund’s website at www.permalhsf.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Permal Asset Management Inc. (“Permal”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Permal will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Permal has adopted and implemented policies and procedures that it believes are reasonably designed to determine that proxies are voted in the best interests of clients.  While the proxy policy serves as a guideline, there may be instances in which clients’ shares may not be voted in strict adherence to these guidelines.

PAMI and PCM’s Proxy Voting Policies are included as exhibits to the Compliance Manual.

PAMI is subject to additional requirements as specified in the addendum to this Overview and Procedures Memorandum.

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Javier F. Dyer Permal 900 Third Avenue New York, NY 10022	Since 2012

Deputy Chief Investment Officer and Portfolio Manager of Permal Asset Management Inc. (“Permal”) and the lead Portfolio Manager for Permal Fixed Income Holdings N.V. and co-portfolio manager for Permal Investment Partners, LP and Permal Multi-Manager-Funds (Lux) Advantage Multi-Strategy Fund. In addition, his responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage fixed income and credit related strategies. He has been with The Permal Group since 2003.

Alexander Pillersdorf Permal 900 Third Avenue New York, NY 10022	Since 2012

Senior Financial Analyst and Co-Portfolio Manager of Permal Fixed Income Holdings N.V, Permal Emerging Markets Holdings N.V., Legg Mason Permal Tactical Allocation Fund, Legg Mason Permal Global Absolute Fund and Permal Silk Road Fund Ltd. He joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin.

Isaac R. Souede Permal 900 Third Avenue New York, NY 10022	Since 2012

Chairman, Chief Executive Officer and Chief Investment Strategist of Permal Group. He is also Director of Permal Group Inc., a role he has held since 1987. Mr. Souede became the Chairman, Chief Executive Officer and Director of Permal Asset Management Inc. in April 2003, and Director of Permal Group Ltd. in July 2005. Mr. Souede serves as a director of the Steinhardt Fund as well as other funds within the Permal Family of Funds.

James R. Hodge Permal 900 Third Avenue New York, NY 10022	Since 2012

President of Permal and Chairman of the Permal Investment Committee, and is responsible for asset allocation as well as performance monitoring and research and analysis of fund managers. Prior to joining the Permal Group, Mr. Hodge held a number of positions culminating in Director of Cost Accounting during four years of employment with the New York Stock Exchange.

Robert Kaplan Permal 900 Third Avenue New York, NY 10022	Since 2012

Executive Vice President and Chief Investment Officer of Permal, responsible for ongoing asset allocation, performance monitoring and research and is a member of the Permal Investment Committee. Mr. Kaplan joined the Permal Group in 1996, focusing on the discovery and identification of independent, investment managers including the analysis of their styles and strategies.

Judy Tchou Permal 900 Third Avenue New York, NY 10022	Since 2012

Ms. Tchou joined the Permal Group in 1991. Her responsibilities include interviewing potential and existing money managers and analyzing and monitoring performance of existing fund managers, including performing ongoing due diligence. Additionally, Ms. Tchou monitors fund cash flows and oversees the execution of investment transactions.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of March 31, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Javier Dyer	NONE

3 other pooled investment vehicles with approximately $3.9 billion in total assets under management (of which, 2 with approximately $3.5 billion in total assets under management pay a performance fee).

4 other accounts with approximately $870 million in total assets under management (of which, 3 with approximately $670 million pay a performance fee).

Alexander Pillersdorf	One registered companies with approximately $100 million in total assets under management.	6 other pooled investment vehicles with approximately $3.6 billion in total assets under management (which pay a performance fee).	7 other accounts with approximately $626 million in total assets under management (of which, 3 with approximately $160 million pay a performance fee).

James Hodge	NONE	2 other pooled investment vehicles with approximately $1.5 billion in total assets under management (of which, none pays a performance fee).	1other pooled investment vehicle with approximately $400 million in total assets under management (which pays a performance fee).

Robert Kaplan	NONE	11 other pooled investment vehicles with approximately $3.8 billion in assets under management (of which, 8 with approximately $2 billion in total assets under management pay a performance fee).	9 other accounts with approximately $1.4 billion in assets under management (of which, 6 with approximately $1 billion in total assets under management pay a performance fee.)

Judy Tchou	NONE	3 other pooled investment vehicle with approximately $400 million in assets under management. (of which, 2 with approximately $370 million in total assets under management pay a performance fee.)	3 other accounts with approximately $400 million in assets under management (which pays a performance fee).

Isaac R. Souede	NONE	NONE	NONE

(a)(3): Portfolio Manager Compensation

Permal portfolio managers earn from Permal a base salary, with an opportunity to earn a bonus, which varies depending on job level and is set at the sole discretion of Permal’s compensation committee. No Permal portfolio managers are compensated on the basis of assets raised. Wage and salary increases are based on merit and business conditions. Length of service and cost of living may also be considered. Permal conducts compensation reviews periodically, often following a performance review.

Permal also encourages ongoing education and provides time and monetary support for employees taking additional classes related to their job functions to improve their skills and knowledge base. In addition, Permal provides employees with a 401(k) plan and has a matching contribution program in connection with the 401(k) plan.

Potential Conflicts of Interest

The investment activities of the subadviser, the investment advisers of the underlying funds and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees (collectively, the “Related Parties”), for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the fund and its shareholders. The Related Parties provide other investment management services to other funds and discretionary managed accounts that follow an investment program certain aspects of which are similar to certain aspects of the fund’s investment program. The Related Parties are involved with a broad spectrum of financial services and asset management activities, and may, for example, engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the fund. The trading activities of the Related Parties are carried out without reference to positions held directly or indirectly by the fund. In addition, and more significantly, the Related Parties may be involved with other investment programs, investment partnerships or separate accounts that use underlying funds that are either already a part of the fund’s portfolio or that may be appropriate for investment by the fund. In some cases, these underlying funds may be capacity constrained. The Related Parties are under no obligation to provide the fund with capacity with respect to these underlying funds and, accordingly, the fund may not have exposure or may have reduced exposure with respect to these underlying funds. The fund’s operations may give rise to other conflicts of interest that could disadvantage the fund.

Certain Related Parties participate in the fixed income, equity and other markets in which the fund directly or indirectly invests. In addition, certain Related Parties are actively engaged as investors, advisers and/or market makers, agents and principals in relation to certain of the same securities, issuers, currencies and other instruments in which the assets of the fund (directly or through the underlying funds) may be invested, and these activities may have a negative effect on the fund.

Certain Related Parties may give advice and take action with respect to any of their clients or proprietary or other accounts that may conflict with the advice given to the fund, or may involve a different timing or nature of action taken than with respect to the fund. Such transactions, whether with respect to proprietary accounts, customer accounts other than those advised by the manager or the subadvisers, or certain other accounts that are advised by the manager or the subadvisers, may affect the prices and availability of the securities, currencies and other instruments in which the fund (directly or indirectly through the underlying funds) may invest. In addition, accounts or funds managed by the Related Parties may compete with the fund (directly or indirectly through the underlying funds) for investment opportunities. As a result, transactions for the fund (directly or indirectly through the underlying funds) may be effected at prices or rates that may be less favorable than would have been the case absent such conflicts, and the fund may be negatively affected. The results of the investment activities of the fund may differ significantly from the results achieved by Related Parties for other accounts managed by them. This may have a negative effect on the fund.

Subject to applicable regulatory requirements, the fund may invest (directly or indirectly through the underlying funds) in securities of companies affiliated with the Related Parties or in which certain of the Related Parties have an equity or participation interest. The purchase, holding and sale of such investments by the fund (directly or indirectly through the underlying funds) may enhance the profitability of the Related Parties’ own investments in such companies.

Certain Related Parties may buy and sell securities or other investments for their own accounts, including interests in the underlying funds, and conduct other activities that may cause the same types of conflicts as those conflicts described herein applicable to the proprietary, management, advisory and other activities of Related Parties. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the investment manager or the subadvisers that are the same, different from or made at different times than positions taken for the fund or an underlying fund in which the fund participates. In connection with the above, each of the fund, the manager and the subadvisers have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the fund’s portfolio transactions.

Accounts or underlying funds managed or advised by Related Parties (including those managed by the manager and subadvisers) may have investment objectives that are similar to those of the fund and/or may engage in transactions in the same types of securities, currencies and instruments as the fund, and from which the manager, the subadvisers or other Related Parties may receive more or less compensation for its services than the manager and subadvisers receive from the fund. As a result, Related Parties and accounts or funds which Related Parties may manage or advise (including, without limitation, those funds discussed in greater detail below), or in which Related Parties and their personnel may have a proprietary interest, may compete with the fund for appropriate investment opportunities. For example, investment advisers of the underlying funds may limit the number of investors in or size of an underlying fund or the amount of assets and accounts that they will manage. The allocation of such opportunities among Related Parties’ funds and accounts may present conflicts, as may the potentially different investment objectives of different investors. In determining such allocations, a number of factors may be considered, which may include the relative sizes of the applicable funds and accounts and their expected future sizes, the expected future capacity of the applicable underlying funds, the funds available for allocation at any given time and the investment objectives of the fund and such other funds and accounts. Allocation of investment opportunities among the fund and other funds and accounts will be made by the subadvisers or by Related Parties in their capacities as the managers of such funds and accounts in a reasonable and equitable manner, as determined by them in their sole discretion. The disposition of any such investments is subject to the same conditions.

Subject to applicable regulatory requirements, Related Parties from time to time may invest proprietary or client capital with investment advisers, including investment advisers of the underlying funds selected by the fund, and may also invest in underlying funds in which the fund invests on terms different from the interests held by the fund. In addition, Related Parties may have other business relationships with such investment advisers. Related Parties may perform or seek to perform investment banking and other financial services for, and will receive compensation from, underlying funds, the sponsors of underlying funds, companies in which underlying funds invest or other parties in connection with transactions related to those investments or otherwise. This compensation could include financial advisory fees, as well as underwriting or placement fees,financing or commitment fees or other types of compensation. Compensation for investment banking and other financial services will not be shared with the fund and may be received before the fund realizes a return on its investment. Related Parties may also provide brokerage services to underlying funds or act as a prime broker for underlying funds in compliance with applicable law, including, without limitation, the 1940 Act. In connection with such brokerage services, Related Parties may provide research products and services to the underlying funds. Due to such relationships, the subadvisers may face a conflict in evaluating the applicable investment advisers of the underlying funds or underlying funds. Moreover, as a result of certain of such relationships, Related Parties may take actions with respect to an underlying fund, such as making a margin call, that may materially adversely affect such underlying fund and, therefore, the fund.

Related Parties may, from time to time, purchase shares of the fund. Any redemption of shares held by the Related Parties will be effected pursuant to the fund’s redemption policies. Such redemptions may have an adverse effect on the fund’s investment strategies, the breadth of their allocation of investments and on the fees, expenses and costs incurred by the fund.

To the extent permitted by applicable law, including, without limitation, the 1940 Act, an underlying fund may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which one of the Related Parties, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The manager, the subadvisers and other Related Parties will not, directly or indirectly, purchase securities or other property from, or sell securities or other property to, the fund except in accordance with applicable law. However, subject to compliance with applicable law, including without limitation, the 1940 Act, the fund may engage in transactions with accounts that are affiliated with the fund because they are advised by Related Parties or because they have common officers, directors or managers. Such transactions would be made in circumstances where a subadviser has determined that it would be appropriate for the fund to purchase and a subadviser or another client of the Related Parties to sell, or the fund to sell and another client of the Related Parties to purchase, the same security or instrument on the same day.

To the extent permitted by applicable law (including, without limitation, the 1940 Act), the fund (directly or indirectly through underlying funds) may purchase investments that are issued, or the subject of an underwriting or other distribution, by Related Parties. It is anticipated that the commissions, mark-ups and mark-downs charged by Related Parties will be, in their view, commercially reasonable, although Related Parties will have an interest in obtaining commission rates, mark-ups and mark-downs that are favorable to such Related Parties.

Purchases or sales of securities for the account of the fund may be bunched or aggregated with orders for other accounts of the Related Parties, including other investment partnerships (including those in which the Related Parties or their employees have a beneficial interest). In the event that it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices would be averaged, and the fund will be charged or credited with the average price. Thus, the effect of the aggregation may be disadvantageous to the fund on some occasions. In addition, under certain circumstances, the fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order. It is expected that the underlying funds generally will follow the same practice, but there is no guarantee that they will do so. The manager or a subadviser may invest the fund’s assets in underlying funds or managed accounts managed by investment advisers affiliated with the Related Parties.

The manager or a subadviser may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest in that the manager or a subadviser may have an incentive to allocate the investment opportunities that it believes might be the most profitable to such other accounts instead of allocating them to the fund.

Conflicts of Interest of Underlying Fund Investments

The subadvisers anticipate that each investment adviser of an underlying fund will consider participation by the applicable underlying fund in all appropriate investment opportunities that are also under consideration for investment by the investment advisers of the underlying funds for other funds and accounts managed by the investment adviser (“Underlying Adviser Accounts”) that pursue investment programs similar to that of the applicable underlying funds or the fund. However, there can be no guarantee or assurance that investment advisers of the underlying funds will follow such practices or that an investment adviser will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which an investment adviser of an underlying fund will cause its Underlying Adviser Accounts to commit a larger percentage of their assets to an investment opportunity than to which the investment adviser of the underlying fund will commit assets of the underlying fund. Circumstances may also arise under which an investment adviser of the underlying fund will consider participation by its Underlying Adviser Accounts in investment opportunities in which the investment adviser intends not to invest on behalf of the underlying fund, or vice versa.

Situations may occur where the fund could be disadvantaged by investment activities conducted by the investment adviser of an underlying fund for the Underlying Adviser Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for an underlying fund in which the fund and/or Underlying Adviser Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of underlying fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

An investment adviser of an underlying fund may from time to time cause an underlying fund to effect certain principal transactions in securities with one or more Underlying Adviser Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the portfolio managers determine it is appropriate for the underlying fund to purchase and an Underlying Adviser Account to sell, or the underlying fund to sell and the Underlying Adviser Account to purchase, the same security or instrument on the same day.

Each investment adviser of an underlying fund and its affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including shares in underlying funds, and may have conflicts of interest with respect to investments made on behalf of an underlying fund in which the fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the underlying fund for their own accounts that are the same as, different from or made at different times than positions taken for the underlying fund. Future investment activities of the investment adviser of the underlying funds, or their affiliates, and the principals, members, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the fund.

Investment advisers of the underlying funds or their affiliates may from time to time provide investment advisory or other services to underlying funds and other entities or accounts managed by the investment advisers or their affiliates. In addition, investment advisers of the underlying funds or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the investment adviser) may provide to one or more Underlying Adviser Accounts.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of March 31, 2013.

Dollar Range of
Portfolio Manager(s)	Portfolio Securities Beneficially Owned

Javier F. Dyer	A
Alexander Pillersdorf	A
James Hodge	A
Robert Kaplan	A
Isaac R. Souede	E
Judy Tchou	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                 PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.              CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.              EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Permal Hedge Strategies Fund

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Permal Hedge Strategies Fund

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Permal Hedge Strategies Fund

Date:	May 30, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Permal Hedge Strategies Fund

Date:	May 30, 2013